Exhibit 99.1

WHERE YOU LIVE WORK & SHOP
COLONIAL PROPERTIES TRUST

Forward Looking Statements
Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the Company assumes no responsibility to update the information herein.
The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which discuss these and other factors that could adversely affect the Company’s results.

Overview
Colonial Properties Trust (NYSE: CLP)
· Diversified REIT – Multifamily, Office, Retail
· Public company since 1993 – annualized return of 12.8%
· Total market cap ~ $5.2 billion
· Investment grade rating with stable outlook (BBB-/Baa3)
· Current Statistics
Dividend Yield: 6.0% 6/1/06 Stock Price: $45.40 2006E FFO Multiple (a): 11.8x
Total Shareholder Return (2005-6/1/2006)
(a) Based on midpoint of guidance.

Organizational Chart
Board of Trustees
C. Reynolds Thompson, III Weston M. Andress
CEO President & CFO Paul F. Earle Robert A. Jackson John Tomlinson Jerry Brewer EVP – Multifamily EVP – Office EVP – Chief Accountant SVP – Treasurer Charles A. McGehee Charles E. Light Barbara Pooley Stephen Greene EVP – Mixed Use EVP – Retail SVP – Investor Relations Director – Tax
John P. Rigrish
Chief Administrative Officer

Portfolio Position
2004 2005 2006E
Shopping Shopping Centers, 13% Centers, 15%
Retail, 21%
Multifamily, 29% Multifamily,
Malls, 15% 45%
Multifamily,
50%
Malls, 31%
Office, 29%
Office, 27% Office, 25%
GA, 18% GA, 15% GA, 18% FL, 23% FL, 20% FL, 26% TX, 5% TX, 11% NC, 4%
TX, 14% SC, 3% VA, 1% NC, 11% AL, 26% OTHER, 2% SC, 4% NC, 13% AL, 29% AL, 41% VA, 5% OTHER, 3% SC, 2% OTHER, 3% VA, 4%

2006 Key Initiatives
Achieve positive same-store growth in all divisions
Grow development pipeline — double expenditures in 2006
Increase investment in mixed-use projects like Colonial TownPark in Orlando (below)
Deliver increased income from the taxable REIT subsidiary
Maintain / Improve balance sheet metrics
Colonial TownPark
Orlando, FL

Development Pipeline

COLONIAL PROPERTIES TRUST

- **Developments**
  - Currently underway – $645 million
  - 2006 spending – $500 million

Development Yields	
Multifamily	7.5% to 9.0%
Office	9.0% to 10.0%
Retail/Shopping Centers	9.0% to 11.0%

Development	Location	Stabilized / Sell Out Date	Total Cost
Multifamily			
CG Silverado Reserve	Austin, TX	1Q 2007	$23 mm
CG Round Rock	Austin, TX	4Q 2007	35 mm
CG Canyon Creek (25% Interest)	Austin, TX	4Q 2007	9 mm
CG Double Creek	Austin, TX	2Q 2008	27 mm
CG Ayrsley	Charlotte, NC	2Q 2008	33 mm
CG Traditions	Gulf Shores, AL	3Q 2008	29 mm
Office			
Northrop Grumman Build-to-Suit	Huntsville, AL	4Q 2006	$17 mm
Colonial Center TownPark 300	Orlando, FL	3Q 2007	21 mm
Colonial Center Brookwood Village	Birmingham, AL	2Q 2008	36 mm
Retail			
Turkey Creek (50% interest)	Knoxville, TN	3Q 2006	$39 mm
Colonial Pinnacle at Tutwiler Farms	Birmingham, AL	4Q 2006	36 mm
Colonial Pinnacle Craft Farms	Gulf Shores, AL	2Q 2007	54 mm
Colonial Promenade Alabaster II	Birmingham, AL	3Q 2007	22 mm
Colonial Promenade Fultondale	Birmingham, AL	4Q 2007	26 mm
For Sale / Other Projects			
Grander	Gulf Shores, AL	SOLD OUT	$17 mm
Cypress Village	Gulf Shores, AL	2Q 2007	71 mm [a]
Spanish Oaks (lots)	Mobile, AL	3Q 2007	10 mm [b]
Regatta at James Island	Charleston, SC	3Q 2007	25 mm
Southgate on Fairview	Charlotte, NC	4Q 2007	15 mm
The Renwick	Charlotte, NC	2Q 2008	24 mm
Colonial Traditions at Gulf Shores (lots)	Gulf Shores, AL	4Q 2008	20 mm
Regents Park For-Sale (40% Interest)	Atlanta, GA	4Q 2008	15 mm
Randal-Park	Orlando, FL	TBD	41 mm
Total			**$645 mm**

(a) Includes $19.9 million of land and infrastructure costs associated in Phase II.
(b) Includes land cost associated with 400 lots to be developed in Phase II.

7

Development Pipeline
Colonial Grand Canyon Creek
Austin, TX
(at right)
Colonial Center 300 TownPark
Orlando, FL (at left) Executed Leases – 47%
· The Hartford
· MI Homes
· Robert Half
Committed Leases – 47% Available – 5%
Colonial Grand Silverado Reserve
Austin, TX
(at right)

Development Pipeline
Colonial Pinnacle Tutwiler Farm
Birmingham, AL
250,000 SF lifestyle center
Belk Parisian JC Penny Best Buy
Colonial Pinnacle Craft Farms
Gulf Shores, AL
260,000 SF lifestyle center
Target Cobb Theater

Development Pipeline
Colonial Pinnacle/Colonial Promenade Turkey Creek
Knoxville, TN 480,000 SF lifestyle center
Other CP Turkey Creek tenants
Regal Cinema Belk World Market Borders Bed, Bath & Beyond
(a) The Phase I lifestyle center with 299,000 SF opened in April 2006. Phase II will open 3Q06.

Taxable REIT Subsidiary
Residential For-Sale Development Condominium Conversions Merchant Building
· Multifamily
· Office
· Retail Land/Lot Sales Management Fees
· DRA Advisors – Multifamily
· CRT Portfolio/DRA Advisors – Office
· GPT/Babcock & Brown – Retail
Mira Vista
Charleston, SC (Condo Conversion)
Cypress Village Townhomes
Gulf Shores, AL
(For-Sale)

Taxable REIT Subsidiary
Residential For-Sale Development (Details)
Under Development Project Location Units Avg Price Sell Out Contract Total Cost
For Sale / Other Projects Grander Gulf Shores, AL 30 $700,000 SOLD OUT 30 $17 mm Cypress Village Gulf Shores, AL 144 450,000 2Q 2007 80 71 mm (a) Spanish Oaks (lots) Mobile, AL 200 55,000 3Q 2007 42 10 mm (b) Regatta at James Island Charleston, SC 212 175,000 3Q 2007 50 25 mm Southgate on Fairview Charlotte, NC 47 350,000 4Q 2007 N/A 15 mm The Renwick Charlotte, NC 85 325,000 2Q 2008 60 24 mm Colonial Traditions at Gulf Shores (lots) Gulf Shores, AL 371 68,000 4Q 2008 N/A 20 mm Regents Park For-Sale (40% Interest) Atlanta, GA 23 2,000,000 4Q 2008 9 15 mm Total $197 mm
(a) Includes $19.9 million of land and infrastructure costs associated in Phase II.
(b) Includes land cost associated with 400 lots to be developed in Phase II.
Grander
Gulf Shores, AL
The Renwick
Charlotte, NC
Southgate on Fairview
Charlotte, NC

Condominium Conversions (Details) Approx. Gross Margin: 20% to 30% Approx After-tax IRR: 15% to 40% Taxable REIT Subsidiary

Condominium Conversions
Murano - Delray Beach, FL
Portofino - Jensen Beach, FL
Mira Vista – Charleston, S.C.
Azur - Orlando, FL

Mixed-Use Projects
Colonial TownPark Orlando/Heathrow (Orlando, FL) (below)
Award winning mixed-use complex
1,308 Class A apartment homes 1.7M SF Class A office space (plus 300,000 SF in DRA joint venture) 200,000 SF Class A retail space Proposed for-sale residential
Craft Farms/Woodlands (Gulf Shores, AL)
260,000 SF Class A retail space 320 multifamily units For-sale residential & lots
Colonial Brookwood Village (Birmingham, AL)
600,000 SF Class A retail
160,000 SF office tower under construction Evaluating for-sale and hotel
Randal-Park (Orlando, FL) — 712 acres at Intersection 528 & 417
Up to: 600 apartment homes, 100K SF office; 200K SF retail Single family (developed by Centex)

Mixed-Use Projects
Colonial TownPark
Orlando, Florida

Mixed-Use Projects
Colonial Craft Farms
Gulf Shores, Alabama

Sunbelt Markets
Target investments in high-growth markets throughout 15 Sunbelt states
• Estimated 2006 NOI from targeted markets – approximately 80%
Top Quartile Sunbelt Cities 2006 2005
Rank Rank City
1 1 PHOENIX-MESA-SCOTTSDALE, AZ 2 2 DALLAS-FORT WORTH-ARLINGTON, TX 3 3 LAS VEGAS-PARADISE, NV 4 4 AUSTIN-ROUND ROCK, TX 5 6 HOUSTON-SUGAR LAND-BAYTOWN, TX 6 5 ATLANTA-SANDY SPRINGS-MARIETTA, GA 7 10 MIAMI-FORT LAUDERDALE-MIAMI BEACH, FL 8 9 ORLANDO-KISSIMMEE, FL 9 8 WASHINGTON-ARLINGTON-ALEXANDRIA, DC-VA-MD-WV 10 7 SARASOTA-BRADENTON-VENICE, FL 11 11 SAN ANTONIO, TX 12 12 RALEIGH-CARY, NC 13 13 CHARLOTTE-GASTONIA-CONCORD, NC-SC 14 14 NASHVILLE-DAVIDSON—MURFREESBORO, TN 15 15 TAMPA-ST. PETERSBURG-CLEARWATER, FL 16 17 NAPLES-MARCO ISLAND, FL 17 16 JACKSONVILLE, FL 18 18 CAPE CORAL-FORT MYERS, FL 19 19 MEMPHIS, TN-MS-AR 20 20 VIRGINIA BEACH-NORFOLK-NEWPORT NEWS, VA-NC 21 21 ALBUQUERQUE, NM 22 23 RICHMOND, VA 23 25 LOUISVILLE, KY-IN 24 27 BIRMINGHAM-HOOVER, AL 25 24 TUCSON, AZ 26 26 FAYETTEVILLE-SPRINGDALE-ROGERS, AR-MO 27 22 RENO-SPARKS, NV 28 32 CHARLESTON-NORTH CHARLESTON, SC 29 28 PORT ST. LUCIE-FORT PIERCE, FL 30 31 DURHAM, NC 31 34 KNOXVILLE, TN 32 29 COLUMBIA, SC 33 36 JACKSON, MS 34 35 MCALLEN-EDINBURG-MISSION, TX 35 30 BATON ROUGE, LA 36 33 LITTLE ROCK-NORTH LITTLE ROCK, AR 37 38 LAREDO, TX Market Evaluation Factors
· Job Growth
· Population Growth
· Household Income Growth

Gulf Shores Market

COLONIAL PROPERTIES TRUST

- **Gulf Shores, Alabama – Orange Beach (Gulf Coast)**
  - Baldwin County → among fastest growing in US
  - Large seasonal influx
  - Included in Gulf Opportunity (Go Zone) Act
    - Special depreciation allowance (Add'l deduction of 50% of depreciable basis in Year 1)



- **Market Dynamics**
  - Housing demand expected to accelerate during next two years
    - Increased resident population
    - Lower price point north of intracoastal waterway
    - Nat'l homebuilders (D.R. Horton, KB Homes and Lennar) underway with projects

- **Colonial Properties Investments** (a)

CG @ Traditions	320 apartment units	$29.2 M
Colonial Pinnacle Craft Farms	260,000 SF lifestyle center	54.0 M
Colonial Traditions @ Gulf Shores	371 lots	20.0 M
Cypress Village	144 townhouse units	71.3 M
The Grander	4 single family/26 duplex homes	16.6 M
		$191.1 M

(a) As of March 31, 2006.

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Huntsville, Alabama Market
Huntsville, Alabama Recognition
• Forbes, May 2006 — One of Forbes Leading Cities for Business
· Inc, May 2006 — One of the country’s Hottest Midsize Cities
· April, 2006 — Financial Times’ publication recognizes Huntsville’s Biotech Brain Gain
Market Dynamics
· Major research & development center
NASA Marshall Space Center
Redstone Arsenal – home of Space & Missile Defense Command Cummins Research Park (US#fs second largest research park)
• Expected growth over next four years (+ 55K new population in next 4 years)
· Base re-alignment (BRAC) relocations occurring
· Defense contract jobs increasing
Colonial Properties Investments (represent 8% of NOI)
· Three (3) multifamily communities 1,572 units 97.9% leased
· Nine (9) office properties 1,572,000 SF 96.8% leased
· One (1) office development 110,000 SF Northrup Grumman build-to-suit
· Three (3) retail centers 900,000 SF 86.8% leased

Investment Considerations
Strategically positioned
· Project 2006 FFO growth 5-7%: $3.78-$3.90 (a)
· Multifamily portfolio – 50%
· Geographically situated – 80% institutional/liquid sunbelt markets
Projecting positive same-store NOI growth in core operations for all divisions
· Multifamily: 4 — 5%
· Office: 1.5 — 2.5%
· Retail: 4 — 5% Substantive position in REIT market
· $5.2 billion total capitalization
· Investment grade rating
· S&P 600 Index Visible growth
· $645 million development pipeline underway
· Expected to be ~$1 Billion by YE 2006 Strength of dividend
· Solid yield 6.0%
· Sustained annual growth
(a) Forward looking guidance effective as of 4/27/06.

Valuation Considerations
Compared to other public REITs, Colonial Properties currently trades at a significant discount based on its FFO multiple
Implies $12.74 Additional Value per Share
CLP 2006 FFO Multiple = 11.8x
(a) Blended multiple based on CLP#fs anticipated mix of multifamily (50%), office (29%) and retail (21%). (b) Based on share price of $45.40 as of 6/1/2006.
Notes: FFO multiples based on 2006 FFO estimates.
Source: SNL Financial

Portfolio Summary

Portfolio Characteristics
Multifamily Portfolio (a)
• Own interests in 137 multifamily apartment communities totaling 41,174 units (b)
· Manage 43,937 units
· 34 cities in 13 states
· 96.2% Occupancy
($ in thousands) 1Q06 vs. 1Q05 1Q 2005 2Q 2005 3Q 2005 4Q 2005 FY 2005 1Q 2006 Growth Total Division NOI $23,050 $47,884 $47,400 $48,638 $166,972 $46,706 102.6% Same-Property Statistics: Revenue $60,018 $60,974 61,896 62,659 $235,757 $62,129 3.5% Net Operating Income 35,137 $37,428 37,181 38,589 140,433 37,913 7.9% Physical Occupancy 95.2% 96.4% 97.1% 95.4% 95.4% 96.3% 1.1%
Colonial Grand at Hunter’s Creek
Orlando, Florida
Colonial Grand at Liberty Park
Birmingham, Alabama
(a) As of March 31, 2006.
(b) 104 wholly-owned and 33 partially owned through unconsolidated joint ventures.

Property Pictures
Multifamily Portfolio
Colonial Grand at Heather Glen
Orlando, Florida
Colonial Village at Haverhill
San Antonio, Texas
Colonial Grand at Heathrow
Orlando, Florida
Colonial Grand at Arringdon
Raleigh, North Carolina
Colonial Village at Timbercrest
Charlotte, North Carolina
Colonial Grand at River Plantation
Atlanta, Georgia

Portfolio Characteristics Office Portfolio (a) Own interests in 62 office assets totaling 19.6 million SF (b) Manage 20.3 million SF 16 cities in 8 states 92.0% Occupancy The Colonnade Birmingham, Alabama (a) As of March 31, 2006. (b) 35 wholly-owned assets and 27 assets owned in a joint venture. Colonial Center 600 at TownPark Orlando, Florida

Property Pictures
Office Portfolio
Research Park Plaza
Austin, Texas
Peachtree Center
Atlanta, Georgia
Ravinia Center
Atlanta, Georgia
Colonial Center at Research Park
Huntsville, Alabama
Concourse Center
Tampa Bay, Florida
2000 Colonial Park Center
Montgomery, Alabama

Portfolio Characteristics Retail Portfolio (a) Own interests in 49 retail assets totaling 11.2 million SF (b) Manage 11.6 million SF 29 cities in 8 states 90.2% Occupancy Colonial Brookwood Village Birmingham, Alabama (a) As of March 31, 2006. (b) 35 wholly-owned assets and 14 properties owned in joint ventures. Colonial Promenade at Portofino Houston, Texas

Property Pictures
Retail Portfolio
Colonial Promenade at Alabaster
Birmingham, Alabama
Colonial TownPark
Orlando, Florida
Colonial Promenade Montgomery
Montgomery, Alabama
Village on the Parkway
Dallas, Texas
Kingwood Commons
Houston, Texas
Beechwood Center
Athens, Georgia

Management Bios

Management Bios
C. Reynolds Thompson Chief Executive Officer
C. Reynolds Thompson, III was recently appointed Chief Executive Officer in April 2006. Prior to this position, Thompson held the title of Chief Operating Officer of Colonial Properties since September 1999, and was responsible for the Multifamily, Office, Retail and Mixed Use Divisions. Thompson oversaw the management, acquisition, leasing and development of properties within its three operating divisions and development in the mixed use division. Thompson joined Colonial Properties in February 1997 as Senior Vice President—Office Acquisitions, with responsibility for all acquisitions of office properties. Prior to joining Colonial Properties, Thompson worked for CarrAmerica Realty Corporation in office building acquisitions and due diligence. His sixteen-year real estate background includes acquisitions, development, leasing, and management of office properties in the south. Thompson holds a Bachelor of Science Degree from Washington and Lee University.
Weston M. Andress President & Chief Financial Officer
Weston Andress was recently promoted to President & Chief Financial Officer of Colonial Properties Trust. Andress has general responsibility for financing and investment matters since 2004. Prior to joining Colonial Properties Trust, Andress held the position of Managing Director of the Corporate and Investment Banking Department of Bank of America. During his 15 year tenure with Bank of America, Andress worked directly with many of the largest public and private real estate companies in the United States fulfilling their investment banking needs which included equity placement, debt underwriting and merger and acquisition consultation. Prior to his tenure with Bank of America, he was Vice President in the Real Estate Capital Markets Group of Salomon Brothers in New York. Andress holds a Master of Business Administration from the University of North Carolina – Chapel Hill.

Management Bios
Charles A. McGehee Executive Vice President, Mixed-Use
Charles A. McGehee, Executive Vice President — Mixed-Use Development Division of Colonial Properties Trust, with responsibility for the Company’s development of properties with mixed-use product types since September 1999. McGehee also oversees land acquisitions and dispositions. From September 1993 to September 1999 McGehee was responsible for Land Acquisitions and Development, Brokerage and Dispositions for Colonial Properties. From January 1990 to September 1993 McGehee was Senior Vice President – Office Division. He joined the Company in 1976 as Vice President of Retail Leasing and was responsible for leasing all retail space owned and/or managed by Colonial Properties. Mr. McGehee has served as president and as a board member of the National Association of Industrial and Office Parks (NAIOP) and was a former member of the Board of Directors of the Birmingham Area Board of Realtors. McGehee is currently on the Board of Trustees for the Birmingham Chamber of Commerce. He holds a Bachelor of Science Degree from Auburn University.
Paul Earle Executive Vice President, Multifamily
Paul F. Earle, Executive Vice-President-Multifamily Division of the Company, with responsibility for management of all multifamily properties owned and/or managed by the Company, since May 1997. He joined Colonial in 1991 and has served as Vice President – Acquisitions, as well as Senior Vice President – Multifamily Division. Mr. Earl serves as Chairman of the Alabama Multifamily Council and is an active member of the National Apartment Association. He also serves as President of the Board of Directors of Big Brother/Big Sisters and is a Board member of the National Multifamily Housing Council. Before joining Colonial, Mr. Earle was the President and Chief Operating Officer of American Residential Management, Inc., Executive Vice President of Great Atlantic Management, Inc. and Senior Vice President of Balcor Property Management, Inc.

Management Bios
Robert “Bo” Jackson Executive Vice President, Office
Mr. Jackson is responsible for management of all office properties owned and managed by the Company. Prior to joining Colonial Properties, Jackson worked for Beacon Properties as a Vice President responsible for leasing performance, new office development and acquisitions throughout the Southeast. He has been involved in over 10 million square feet of Atlanta urban and suburban office development. Jackson has received professional accolades from The Atlanta Board of Realtors, The Downtown Developers Group and The National Association of Industrial and Office Parks (NAIOP). Jackson is active member of NAIOP and an active member of the Urban Land Institute. He is also a member of the Board of Directors of the Greater North Fulton Chamber of Commerce. Jackson holds a Bachelor of Science Degree in Business Administration from the University of Delaware.
Charles E. “Chip” Light Executive Vice President, Retail
Chip Light, Executive Vice President, Retail of Colonial Properties Trust with primary responsibility for all aspects of the Company’s retail business including leasing, acquisitions, development and operations. He has 18 years of retail leasing experience with such companies as Faison Associates, Jacobs Group, Homart Development and LaSalle Partners.
Prior to joining Colonial, Light was Managing Director of Retail with Faison & Associates. His 18 year career includes leasing assignments with the Jacobs Company, Homart and La Salle Partners which extended from coast to coast. Light holds a Bachelor of Science degree from the University of Nebraska as well as a Master of Business Administration from Southern Methodist University.

Management Bios John P. Rigrish, Chief Administrative Officer and Corporate Secretary-Colonial Properties Trust, has been responsible for the supervision of Information Technology, Human Resources and Employee Services since 1998. Prior to joining Colonial Properties, Rigrish worked for BellSouth in Corporate Administration and Services. He has served on the Edward Lee Norton Board of Advisors for Management and Professional Education at Birmingham-Southern College and the Board of Directors of Senior Citizens, Inc. in Nashville, Tennessee. He holds a Bachelor of Science degree from Samford University and did his postgraduate study at Birmingham-Southern College. John P. Rigrish Chief Administrative Officer Corporate Secretary John E. Tomlinson, 37, has been Executive Vice President and Chief Accounting Officer since February 2005, and is responsible for Internal Control functions, compliance with generally accepted accounting principles, SEC reporting, regulatory agency compliance and reporting, management reporting and accounting operations. Mr. Tomlinson is a Certified Public Accountant (CPA) with over 10 years of experience in public accounting. Mr. Tomlinson holds a Bachelor of Science of Professional Accountancy and a Master of Business Administration from Mississippi State University. Prior to joining us, Mr. Tomlinson served as a Senior Manager at Deloitte & Touche LLP from May 2002 through January 2005 and as a Senior Manager / Manager at Arthur Andersen LLP from September 1996 through May 2002. Mr. Tomlinson's previous experience includes independent audits of public and private entity financial statements, merger and acquisition due diligence, business risk assessment and registration statement work for public debt and stock offerings. John E. Tomlinson Chief Accounting Officer Executive Vice President

Appendix

FFO & NOI Reconciliation

NOI Reconciliation

NOI Reconciliation

NOI Reconciliation

Multifamily NOI

Office NOI

Retail NOI